SECURITIES EXCHANGE COMMISSION
                   WASHINGTON, DC 20549
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                         FORM 8-K
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       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
          OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report                           August 18, 2000
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Date of Earliest Event Reported          August 14, 2000
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              PANGEA PETROLEUM CORPORATION
   (Exact Name of Registrant as Specified in its Charter)
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
COLORADO                              000-29585                 76-0635938
(State or Other Jurisdiction   (Commission File Number) (IRS Employer Identification
     of Incorporation)                                              Number)

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               6666 HARWIN DRIVE, SUITE 545
                  HOUSTON, TEXAS 77036
     (Address and Zip Code of Principal Executive Offices)
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                    (713) 933-0374
    (Registrant's Telephone Number, Including Area Code)
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Item 1.     Changes In Control of Registrant
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                        None.
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Item 2.     Acquisition or Disposition of Assets.
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                        None.
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Item 3.     Bankruptcy or Receivership.
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                        None.
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Item 4.     Changes in Registrant's Certifying Accountant.
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          On August 14, 2000, The Company informed its
accountant James J. Taylor, CPA that it had made a determination to dismiss James J. Taylor as the Company independent auditors. Such decision to dismiss its accountant was not due to a disagreement with the accountant as to the Company's accounting procedures, policies or reporting.
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          On August 14, 2000, Pangea Petroleum Corporation,
signed an Audit Engagement Letter with R. Everett Bassie & Co., P.C. At such time R. Everett Bassie & Co., P.C. became Pangea Petroleum Corporation's, new independent auditors.
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Item 5.     Other Events.
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                         None.
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Item 6.     Resignations of Registrant's Directors.
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                         None
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Item 7.     Financial Statements and Exhibits.
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No financial statements, pro forma financial information or exhibits are filed as part of this report.
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Item 8.     Change in Fiscal Year.
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                        None.
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                      SIGNATURES
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Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this Form 8-K statement to be signed on its behalf by the undersigned, thereunto duly authorized.
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                        Pangea Petroleum Corporation
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                        By: /s/ Karen L. Cloud
                            -----------------------------
                                Karen L. Cloud
                                Secretary
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Dated: August 18, 2000
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